Exhibit 99.1

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ____________________, 2003 UNLESS EXTENDED (THE “EXPIRATION DATE”).

FREEPORT-MCMORAN COPPER & GOLD INC.

LETTER OF TRANSMITTAL

FOR

OFFER TO EXCHANGE

UP TO $500,000,000 REGISTERED 10⅛% SENIOR NOTES DUE 2010

FOR

ANY AND ALL OUTSTANDING UNREGISTERED 10⅛% SENIOR NOTES DUE 2010

THE EXCHANGE AGENT

FOR THE EXCHANGE OFFER IS:

THE BANK OF NEW YORK

For Delivery by Mail/ Hand Delivery/Overnight Delivery: The Bank of New York 101 Barclay Street, 7E New York, NY 10286 Attn: Reorganization Department

By Facsimile Transmission (for eligible institutions only):

(___) _______________

To Confirm Receipt or for Information:

(___) _______________

(Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand or by overnight delivery service.)

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.  DO NOT DELIVER THIS LETTER OF TRANSMITTAL TO FREEPORT-MCMORAN COPPER & GOLD INC.

By completing this letter of transmittal (“Letter of Transmittal”), you acknowledge that you have received and reviewed the prospectus dated April ___, 2003 (the “Prospectus”) of Freeport-McMoRan Copper & Gold Inc. and this Letter of Transmittal, which together constitute the “Exchange Offer.”  This Letter of Transmittal and the Prospectus have been delivered to you in connection with Freeport-McMoRan Copper & Gold Inc.’s offer to exchange $500,000,000 in aggregate principal amount of its 10⅛% Senior Notes due 2010 (the “Exchange Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”) for the same amount of its outstanding unregistered 10⅛% Senior Notes due 2010 (the “Outstanding Notes”).

Freeport-McMoRan Copper & Gold Inc. reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term “Expiration Date” shall mean the latest date to which the Exchange Offer is extended.  Freeport-McMoRan Copper & Gold Inc. shall timely notify the Exchange Agent of any extension by written notice.

This Letter of Transmittal is to be completed by a Holder (this term is defined below) of Outstanding Notes if:

(1)

the Holder is delivering certificates for Outstanding Notes with this document, or

(2)

the tender of certificates for Outstanding Notes will be made by book-entry transfer to the account maintained by The Bank of New York, the exchange agent (the “Exchange Agent”) for these notes, at The Depository Trust Company (“DTC”) according to the procedures described in the Prospectus under the heading “Exchange Offer – Procedures for Tendering.”  Please note that delivery of documents required by this Letter of Transmittal to DTC does not constitute delivery to the Exchange Agent.

You must tender your Outstanding Notes according to the guaranteed delivery procedures described in this document if:

(1)

your Outstanding Notes are not immediately available;

(2)

you cannot deliver your Outstanding Notes, this Letter of Transmittal and all required documents to the Exchange Agent on or before the Expiration Date; or

(3)

you are unable to obtain confirmation of a book-entry tender of your Outstanding Notes into the Exchange Agent’s account at DTC on or before the Expiration Date.

More complete information about guaranteed delivery procedures is contained in the Prospectus under the heading “Exchange Offer – Guaranteed Delivery Procedures.”

As used in this Letter of Transmittal, the term “Holder” means (1) any person in whose name Outstanding Notes are registered on the books of Freeport-McMoRan Copper & Gold Inc., (2) any other person who has obtained a properly executed bond power from the registered Holder or (3) any person whose Outstanding Notes are held of record by DTC who desires to deliver such notes by book-entry transfer at DTC.  You should use this Letter of Transmittal to indicate whether or not you would like to participate in the Exchange Offer.  If you decide to tender your Outstanding Notes, you must complete this entire Letter of Transmittal.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.  IF YOU HAVE QUESTIONS OR NEED HELP, OR IF YOU WOULD LIKE ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL, YOU SHOULD CONTACT THE EXCHANGE AGENT AT (___) _______________ OR AT ITS ADDRESS SET FORTH ABOVE.

List below the Outstanding Notes to which this Letter of Transmittal relates.  If the space below is inadequate, list the registered numbers and principal amount on a separate signed schedule and affix the list to this Letter of Transmittal.

DESCRIPTION OF OUTSTANDING NOTES TENDERED

Name(s) and Address(es) of Registered Owner(s) as (it/they) appear(s) on the Outstanding Notes
	Certificate Numbers of Outstanding Notes*	Aggregate Principal Amount Represented by Outstanding Notes	Principal Amount Tendered

Total Principal Amount of Outstanding Notes Tendered**
(If additional space is required, attach a continuation sheet in substantially the above form.)

*

Need not be completed by book-entry holders.

**

Unless otherwise indicated, any tendering holder of Outstanding Notes will be deemed to have tendered the entire aggregate principal amount represented by such Outstanding Notes.  All tenders must be in integral multiples of $1,000.

METHOD OF DELIVERY

[   ]        Check here if tendered Outstanding Notes are enclosed herewith.

[   ]        Check here if tendered Outstanding Notes are being delivered by book-entry transfer made to an account maintained by the Exchange Agent with a Book-Entry Transfer Facility and complete the following:

                            Name of Tendering Institution:______________________________________________

                            Account Number:________________________________________________________

                            Transaction Code Number:_________________________________________________

[   ]         Check here if tendered Outstanding Notes are being delivered pursuant to a Notice of Guaranteed Delivery and complete the following:

                            Name(s) of Registered Holder(s): _____________________________________________

                            ______________________________________________________________________

                            Date of Execution of Notice of Guaranteed Delivery: ______________________________

                            Window Ticket Number (if available):__________________________________________

                            Name of Eligible Institution that guaranteed delivery:______________________________

                            ______________________________________________________________________

                            Account Number (if delivered by book-entry transfer):_____________________________

SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

According to the terms and conditions of the Exchange Offer, I hereby tender to Freeport-McMoRan Copper & Gold Inc. the principal amount of Outstanding Notes indicated above. At the time these notes are accepted by Freeport-McMoRan Copper & Gold Inc., and exchanged for the same principal amount of Exchange Notes, I will sell, assign, and transfer to Freeport-McMoRan Copper & Gold Inc. all right, title and interest in and to the Outstanding Notes I have tendered.  By executing this document, I irrevocably appoint the Exchange Agent as my agent and attorney-in-fact for the tendered Outstanding Notes with full power of substitution to:

1.

deliver certificates for the Outstanding Notes, or transfer ownership of the Outstanding Notes on the account books maintained by DTC, to Freeport-McMoRan Copper & Gold Inc. and deliver all accompanying evidences of transfer and authenticity to Freeport-McMoRan Copper & Gold Inc., and

2.

present the Outstanding Notes for transfer on the books of Freeport-McMoRan Copper & Gold Inc., receive all benefits and exercise all rights of beneficial ownership of these Outstanding Notes, according to the terms of the Exchange Offer. The power of attorney granted in this paragraph is irrevocable and coupled with an interest.

I represent and warrant that I have full power and authority to tender, sell, assign, and transfer the Outstanding Notes that I am tendering. I represent and warrant that Freeport-McMoRan Copper & Gold Inc. will acquire good and unencumbered title to the Outstanding Notes, free and clear of all liens, restrictions, charges and encumbrances and that the Outstanding Notes will not be subject to any adverse claim at the time Freeport-McMoRan Copper & Gold Inc. acquires them. I further represent that:

1.

any Exchange Notes I will acquire in exchange for the Outstanding Notes I have tendered will be acquired in the ordinary course of business;

2.

I have not engaged in, do not intend to engage in, and have no arrangement with any person to engage in, a distribution of any Exchange Notes issued to me; and

3.

I am not an “affiliate” (as defined in Rule 405 under the Securities Act) of Freeport-McMoRan Copper & Gold Inc.

I understand that the Exchange Offer is being made in reliance on interpretations contained in letters issued to third parties by the staff of the Securities and Exchange Commission (“Commission”). These letters provide that the Exchange Notes issued in exchange for the Outstanding Notes in the Exchange Offer may be offered for resale, resold, and otherwise transferred by a Holder of Exchange Notes, unless that person is an “affiliate” of Freeport-McMoRan Copper & Gold Inc. within the meaning of Rule 405 under the Securities Act, without compliance with the registration and prospectus delivery provisions of the Securities Act. The Exchange Notes must be acquired in the ordinary course of the Holder’s business and the Holder must not be engaging in, must not intend to engage in, and must not have any arrangement or understanding with any person to participate in, a distribution of the Exchange Notes.

If I am not a broker-dealer, I represent that I am not engaged in, and do not intend to engage in, a distribution of the Exchange Notes.  If I am a broker-dealer that will receive Exchange Notes for my own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities (an “Exchanging Dealer”), I acknowledge that I will deliver a prospectus in connection with any resale of the Exchange Notes; however, by so acknowledging and by delivering a prospectus, I will not be deemed to admit that I am an “underwriter” within the meaning of the Securities Act.

Freeport-McMoRan Copper & Gold Inc. has agreed that, subject to the provisions of the registration rights agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by an Exchanging Dealer in connection with resales of Exchange Notes received in exchange for Outstanding Notes, where such Outstanding Notes were acquired by such Exchanging Dealer for its own account as a result of market-making activities or other trading activities, for a period ending 180 days after the date on which the registration statement of which the Prospectus is a part is declared effective or, if earlier, when all such Exchange Notes have been disposed of by such Exchanging Dealer. In that regard, if I am an Exchanging Dealer, by tendering such Outstanding Notes and executing this Letter of Transmittal, I agree that, upon receipt of notice from Freeport-McMoRan Copper & Gold Inc. of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the registration rights agreement, I will suspend the sale of Exchange Notes pursuant to the Prospectus until Freeport-McMoRan Copper & Gold Inc. has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Exchanging Dealer or Freeport-McMoRan Copper & Gold Inc. has given notice that the sale of the Exchange Notes may be resumed, as the case may be. If Freeport-McMoRan Copper & Gold Inc. gives such notice to suspend the sale of the Exchange Notes, it shall extend the 180-day period referred to above during which Exchanging Dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when Exchanging Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Notes or to and including the date on which Freeport-McMoRan Copper & Gold Inc. has given notice that the sale of Exchange Notes may be resumed, as the case may be.

Upon request, I will execute and deliver any additional documents deemed by the Exchange Agent or Freeport-McMoRan Copper & Gold Inc. to be necessary or desirable to complete the assignment, transfer, and purchase of the Outstanding Notes I have tendered.

I understand that Freeport-McMoRan Copper & Gold Inc. will be deemed to have accepted validly tendered Outstanding Notes when Freeport-McMoRan Copper & Gold Inc. gives oral or written notice of acceptance to the Exchange Agent.

If, for any reason, any tendered Outstanding Notes are not accepted for exchange in the Exchange Offer, certificates for those unaccepted Outstanding Notes will be returned to me without charge at the address shown below or at a different address if one is listed under “Special Delivery Instructions.” Any unaccepted Outstanding Notes which had been tendered by book-entry transfer will be credited to an account at DTC, as soon as reasonably possible after the Expiration Date.

All authority granted or agreed to be granted by this Letter of Transmittal will survive my death, incapacity or, if I am a corporation or institution, my dissolution and every obligation under this Letter of Transmittal is binding upon my heirs, personal representatives, successors, and assigns.

I understand that tenders of Outstanding Notes according to the procedures described in the Prospectus under the heading “Exchange Offer – Procedures for Tendering” and in the instructions included in this document constitute a binding agreement between myself and Freeport-McMoRan Copper & Gold Inc. subject to the terms and conditions of the Exchange Offer.

Unless I have described other instructions in this Letter of Transmittal under the section “Special Issuance Instructions,” please issue the certificates representing Exchange Notes issued in exchange for my tendered and accepted Outstanding Notes in my name, and issue any replacement certificates for Outstanding Notes not tendered or not exchanged in my name. Similarly, unless I have instructed otherwise under the section “Special Delivery Instructions,” please send the certificates representing the Exchange Notes issued in exchange for tendered and accepted Outstanding Notes and any certificates for Outstanding Notes that were not tendered or not exchanged, as well as any accompanying documents, to me at the address shown below my signature. If both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the certificates representing the Exchange Notes issued in exchange for my tendered and accepted Outstanding Notes in the name(s) of, and return any Outstanding Notes that were not tendered or exchanged and send such certificates to, the person(s) so indicated. I understand that if Freeport-McMoRan Copper & Gold Inc. does not accept any of the tendered Outstanding Notes for exchange, Freeport-McMoRan Copper & Gold Inc. has no obligation to transfer any Outstanding Notes from the name of the registered Holder(s) according to my instructions in the “Special Issuance Instructions” and “Special Delivery Instructions” sections of this document.

SPECIAL ISSUANCE INSTRUCTIONS

(SEE INSTRUCTIONS 4, 5 AND 6)

     To be completed only (i) if Outstanding Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Outstanding Notes accepted for exchange, are to be issued in the name of someone other than you, or (ii) if Outstanding Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at the Book-Entry Transfer Facility.  Issue Exchange Notes and/or Outstanding Notes to:

Name__________________________________

(Type or Print)

Address________________________________

______________________________________

______________________________________

(Zip Code)

______________________________________

(Tax Identification or Social Security Number)

(Complete Substitute Form W-9)

Credit unexchanged Outstanding Notes delivered by book-entry transfer to the Book-Entry Transfer Facility set forth below:

Book-Entry Transfer Facility Account Number:

SPECIAL DELIVERY INSTRUCTIONS

(SEE INSTRUCTIONS 4, 5 AND 6)

     To be completed ONLY if the Exchange Notes are to be issued or sent to someone other than you or to you at an address other than as indicated above.

[  ] Mail [  ] Issue (check appropriate boxes) certificates to:

Name_____________________________

_
                             (Type or Print)

Address____________________________

___________________________________

 ___________________________________

(Zip Code)

 ____________________________________

(Tax Identification or Social Security Number)

SPECIAL BROKER-DEALER INSTRUCTIONS

[  ]

Check here if you are a broker-dealer and wish to receive 10 additional copies of the Prospectus and 10 copies of any amendments or supplements thereto.

Name______________________________________________

Address____________________________________________

                   ____________________________________________

(Zip Code)

IMPORTANT

PLEASE SIGN HERE WHETHER OR NOT

OUTSTANDING NOTES ARE BEING PHYSICALLY TENDERED HEREBY

(Complete Accompanying Substitute Form W-9 on Last Page)

 ______________________________________________________________________________

______________________________________________________________________________

(Signature(s) of Registered Holder(s) of Outstanding Notes)

Dated __________________, 2003

(The above lines must be signed by the registered holder(s) of Outstanding Notes as name(s) appear(s) on the Outstanding Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal.  If Outstanding Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal.  If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by Freeport-McMoRan Copper & Gold Inc., submit evidence satisfactory to Freeport-McMoRan Copper & Gold Inc. of such person’s authority so to act.  See Instructions 1 and 5 regarding completion of this Letter of Transmittal, printed below.)

Name(s)_______________________________________________________________________

                                                           (Please Type or Print)

Capacity:______________________________________________________________________

Address:______________________________________________________________________

 _____________________________________________________________________________
                                                               (Include Zip Code)

Area Code and Telephone Number:__________________________________________________

MEDALLION SIGNATURE GUARANTEE

(If Required by Instructions 1 and 5)

Certain signatures must be Guaranteed by an Eligible Institution.

Signature(s) Guaranteed by an Eligible Institution: _______________________________________

(Authorized Signature)

____________________________________________________________________________
                                                                       (Title)

____________________________________________________________________________
                                                                (Name of Firm)

 _____________________________________________________________________________

(Address, Include Zip Code)

_____________________________________________________________________________

(Area Code and Telephone Number)

Dated: _________________________________________________________________, 2003

INSTRUCTIONS

PART OF THE TERMS AND CONDITIONS OF THE

EXCHANGE OFFER

1.

DELIVERY OF THIS LETTER OF TRANSMITTAL AND OUTSTANDING NOTES.  The tendered Outstanding Notes or a confirmation of book-entry delivery, as well as a properly completed and executed copy or facsimile of this Letter of Transmittal and any other required documents must be received by the Exchange Agent at its address listed on the cover of this document before 5:00 p.m., New York City time, on the Expiration Date.  YOU ARE RESPONSIBLE FOR THE DELIVERY OF THE OUTSTANDING NOTES, THIS LETTER OF TRANSMITTAL AND ALL REQUIRED DOCUMENTS TO THE EXCHANGE AGENT.  EXCEPT UNDER THE LIMITED CIRCUMSTANCES DESCRIBED BELOW, THE DELIVERY OF THESE DOCUMENTS WILL BE CONSIDERED TO HAVE BEEN MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT.  WHILE THE METHOD OF DELIVERY IS AT YOUR RISK AND CHOICE, FREEPORT-MCMORAN COPPER & GOLD INC. RECOMMENDS THAT YOU USE AN OVERNIGHT OR HAND DELIVERY SERVICE RATHER THAN REGULAR MAIL.  YOU SHOULD SEND YOUR DOCUMENTS WELL BEFORE THE EXPIRATION DATE TO ENSURE RECEIPT BY THE EXCHANGE AGENT.  YOU MAY REQUEST THAT YOUR BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR NOMINEE DELIVER YOUR OUTSTANDING NOTES, THIS LETTER OF TRANSMITTAL AND ALL REQUIRED DOCUMENTS TO THE EXCHANGE AGENT.  DO NOT SEND YOUR OUTSTANDING NOTES TO FREEPORT-MCMORAN COPPER & GOLD INC.

If you wish to tender your Outstanding Notes, but:

(a)

your Outstanding Notes are not immediately available;

(b)

you cannot deliver your Outstanding Notes, this Letter of Transmittal and all required documents to the Exchange Agent before the Expiration Date; or

(c)

you are unable to complete the book-entry tender procedure before the Expiration Date,

you must tender your Outstanding Notes according to the guaranteed delivery procedure.  A summary of this procedure follows, but you should read the section in the Prospectus titled “Exchange Offer – Procedures for Tendering” for more complete information.  As used in this Letter of Transmittal, an “Eligible Institution” is any participant in a Recognized Signature Guarantee Medallion Program within the meaning of Rule 17Ad-15 of the Exchange Act.

For a tender made through the guaranteed delivery procedure to be valid, the Exchange Agent must receive a properly completed and executed Notice of Guaranteed Delivery or a facsimile of that notice before 5:00 p.m., New York City time, on the Expiration Date.  The Notice of Guaranteed Delivery must be delivered by an Eligible Institution and must:

(a)

state your name and address;

(b)

list the certificate numbers and principal amounts of the Outstanding Notes being tendered;

(c)

state that tender of your Outstanding Notes is being made through the Notice of Guaranteed Delivery; and

(d)

guarantee that this Letter of Transmittal, or a facsimile of it, the certificates representing the Outstanding Notes, or a confirmation of DTC book-entry transfer, and all other required documents will be deposited with the Exchange Agent by the Eligible Institution within three New York Stock Exchange trading days after the Expiration Date.

The Exchange Agent must receive your Outstanding Notes certificates, or a confirmation of DTC book entry, in proper form for transfer, this Letter of Transmittal and all required documents within three New York Stock Exchange trading days after the Expiration Date or your tender will be invalid and may not be accepted for exchange.

Freeport-McMoRan Copper & Gold Inc. has the sole right to decide any questions about the validity, form, eligibility, time of receipt, acceptance or withdrawal of tendered Outstanding Notes, and its decision will be final and binding.  Freeport-McMoRan Copper & Gold Inc.’s interpretation of the terms and conditions of the Exchange Offer, including the instructions contained in this Letter of Transmittal and in the Prospectus under the heading “Exchange Offer – Conditions,” will be final and binding on all parties.

Freeport-McMoRan Copper & Gold Inc. has the absolute right to reject any or all of the tendered Outstanding Notes if:

(1)

the Outstanding Notes are not properly tendered; or

(2)

in the opinion of counsel, the acceptance of those Outstanding Notes would be unlawful.

Freeport-McMoRan Copper & Gold Inc. may also decide to waive any conditions, defects, or invalidity of tender of Outstanding Notes and accept such Outstanding Notes for exchange.  Any defect or invalidity in the tender of Outstanding Notes that is not waived by Freeport-McMoRan Copper & Gold Inc. must be cured within the period of time set by Freeport-McMoRan Copper & Gold Inc.

It is your responsibility to identify and cure any defect or invalidity in the tender of your Outstanding Notes.  Tender of your Outstanding Notes will not be considered to have been made until any defect is cured or waived.  Neither Freeport-McMoRan Copper & Gold Inc., the Exchange Agent nor any other person is required to notify you that your tender was invalid or defective, and no one will be liable for any failure to notify you of such a defect or invalidity in your tender of Outstanding Notes.  As soon as reasonably possible after the Expiration Date, the Exchange Agent will return to the Holder any Outstanding Notes that were invalidly tendered if the defect of invalidity has not been cured or waived.

2.

TENDER BY HOLDER.  You must be a Holder of Outstanding Notes in order to participate in the Exchange Offer.  If you are a beneficial holder of Outstanding Notes who wishes to tender, but you are not the registered Holder, you must arrange with the registered Holder to execute and deliver this Letter of Transmittal on his, her or its behalf.  Before completing and executing this Letter of Transmittal and delivering the registered Holder’s Outstanding Notes, you must either make appropriate arrangements to register ownership of the Outstanding Notes in your name, or obtain a properly executed bond power from the registered Holder.  The transfer of registered ownership of Outstanding Notes may take a long period of time.

3.

PARTIAL TENDERS.  If you are tendering less than the entire principal amount of Outstanding Notes represented by a certificate, you should fill in the principal amount you are tendering in the last column of the box entitled “Description of Outstanding Notes.” The entire principal amount of Outstanding Notes listed on the certificate delivered to the Exchange Agent will be deemed to have been tendered unless you fill in the appropriate box.  If the entire principal amount of all Outstanding Notes is not tendered, a certificate will be issued for the principal amount of those untendered Outstanding Notes not tendered.

Unless a different address is provided in the appropriate box on this Letter of Transmittal, certificate(s) representing Exchange Notes issued in exchange for any tendered and accepted Outstanding Notes will be sent to the registered Holder at his or her registered address, promptly after the Outstanding Notes are accepted for exchange.  In the case of Outstanding Notes tendered by book-entry transfer, any untendered Outstanding Notes and any Exchange Notes issued in exchange for tendered and accepted Outstanding Notes will be credited to accounts at DTC.

4.

SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

If you are the registered Holder of the Outstanding Notes tendered with this document, and are signing this Letter of Transmittal, your signature must match exactly with the name(s) written on the face of the Outstanding

                                                                                    10

Notes.  There can be no alteration, enlargement, or change in your signature in any manner.  If certificates representing the Exchange Notes, or certificates issued to replace any Outstanding Notes you have not tendered are to be issued to you as the registered Holder, do not endorse any tendered Outstanding Notes, and do not provide a separate bond power.

If you are not the registered Holder, or if Exchange Notes or any replacement Outstanding Note certificates will be issued to someone other than you, you must either properly endorse the Outstanding Notes you have tendered or deliver with this Letter of Transmittal a properly completed separate bond power.  Please note that the signatures on any endorsement or bond power must be guaranteed by an Eligible Institution.

If you are signing this Letter of Transmittal but are not the registered Holder(s) of any Outstanding Notes listed on this document under the “Description of Outstanding Notes Tendered,” the Outstanding Notes tendered must be endorsed or accompanied by appropriate bond powers, in each case signed in the name of the registered Holder(s) exactly as it appears on the Outstanding Notes.  Please note that the signatures on any endorsement or bond power must be guaranteed by an Eligible Institution.

If this Letter of Transmittal, any Outstanding Notes tendered or any bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, that person must indicate their title or capacity when signing.  Unless waived by Freeport-McMoRan Copper & Gold Inc., evidence satisfactory to Freeport-McMoRan Copper & Gold Inc. of that person’s authority to act must be submitted with this Letter of Transmittal.  Please note that the signatures on any endorsement or bond power must be guaranteed by an Eligible Institution.

ALL SIGNATURES ON THIS LETTER OF TRANSMITTAL MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNLESS ONE OF THE FOLLOWING SITUATIONS APPLY:

-

If this Letter of Transmittal is signed by the registered Holder(s) of the Outstanding Notes tendered with this Letter of Transmittal and such Holder(s) has not completed the box titled “Special Payment Instructions” or the box titled “Special Delivery Instructions;” or

-

If the Outstanding Notes are tendered for the account of an Eligible Institution.

5.

SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS.  If different from the name and address of the person signing this Letter of Transmittal, you should indicate, in the applicable box or boxes, the name and address where Outstanding Notes issued in replacement for any untendered or tendered but unaccepted Outstanding Notes should be issued or sent.  If replacement notes for Outstanding Notes are to be issued in a different name, you must indicate the taxpayer identification or social security number of the person named.

6.

TRANSFER TAXES.  Freeport-McMoRan Copper & Gold Inc. will pay all transfer taxes, if any, applicable to the exchange of Outstanding Notes in the Exchange Offer.  However, transfer taxes will be payable by you (or by the tendering Holder if you are signing this letter on behalf of a tendering Holder) if:

-

certificates representing Exchange Notes or notes issued to replace any Outstanding Notes not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, a person other than the registered Holder;

-

tendered Outstanding Notes are registered in the name of any person other than the person signing this Letter of Transmittal; or

-

a transfer tax is imposed for any reason other than the exchange of Outstanding Notes according to the Exchange Offer.  If satisfactory evidence of the payment of those taxes or an exemption from payment is not submitted with this Letter of Transmittal, the amount of those transfer taxes will be billed directly to the tendering Holder.  Until those transfer taxes are paid, Freeport-McMoRan Copper & Gold Inc. will not be required to deliver any Exchange Notes required to be delivered to, or at the direction of, such tendering Holder.

11

Except as provided in this Instruction 6, it is not necessary for transfer tax stamps to be attached to the Outstanding Notes listed in this Letter of Transmittal.

7.

SUBSTITUTE FORM W-9.  You must provide the Exchange Agent with a correct Taxpayer Identification Number (“TIN”) for the Holder on the enclosed Substitute Form W-9.  If the Holder is an individual, the TIN is his or her social security number.  If you do not provide the required information on the Substitute Form W-9, you may be subject to 30% federal income tax withholding on certain payments made to the Holders of Exchange Notes.  Certain Holders, such as corporations and certain foreign individuals, are not subject to these backup withholding and reporting requirements.  For additional information, please read the enclosed Guidelines for Certification of TIN on Substitute Form W-9.  To prove to the Exchange Agent that a foreign individual qualifies as an exempt Holder, the foreign individual must submit a Form W-8, Form W-8 BEN or other similar statement, signed under penalties of perjury, certifying as to that individual’s exempt status.  You can obtain the appropriate form from the Exchange Agent.

8.

VALIDITY OF TENDERS.  All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Outstanding Notes tendered for exchange will be determined by Freeport-McMoRan Copper & Gold Inc., in its sole discretion, which determination shall be final and binding.  Freeport-McMoRan Copper & Gold Inc. reserves the absolute right to reject any or all tenders not properly tendered or to not accept any particular Outstanding Notes which acceptance might, in the judgment of Freeport-McMoRan Copper & Gold Inc. or its counsel, be unlawful.  Freeport-McMoRan Copper & Gold Inc. also reserves the absolute right to waive any defects or irregularities or conditions of the Exchange Offer as to any particular Outstanding Notes either before or after the Expiration Date (including the right to waive the ineligibility of any holder who seeks to tender Outstanding Notes in the Exchange Offer).  Freeport-McMoRan Copper & Gold Inc.’s interpretation of the terms and conditions of the Exchange Offer as to any particular Outstanding Notes either before or after the Expiration Date (including the Letter of Transmittal and the instructions thereto) shall be final and binding on all parties.  Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes for exchange must be cured within such reasonable period of time as Freeport-McMoRan Copper & Gold Inc. shall determine.  Neither Freeport-McMoRan Copper & Gold Inc., the Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Outstanding Notes for exchange; nor shall any of them incur any liability for failure to give such notification.  Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived.  Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in the Letter of Transmittal, as soon as practicable following the Expiration Date.

9.

WAIVER OF CONDITIONS.  Freeport-McMoRan Copper & Gold Inc. may choose, at any time and for any reason, to amend, waive or modify certain of the conditions to the Exchange Offer.  The conditions applicable to tenders of Outstanding Notes in the Exchange Offer are described in the Prospectus under the heading “Exchange Offer – Conditions.”

10.

NO CONDITIONAL TENDER.  No alternative, conditional, irregular or contingent tender of Outstanding Notes on transmittal of this Letter of Transmittal will be accepted.

11.

MUTILATED, LOST, STOLEN OR DESTROYED OUTSTANDING NOTES.  If your Outstanding Notes have been mutilated, lost, stolen or destroyed, you should contact the Exchange Agent at the address listed on the cover page of this document for further instructions.

12.

REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.  If you have questions, need assistance, or would like to receive additional copies of the Prospectus or this Letter of Transmittal, you should contact the Exchange Agent at the address listed in the Prospectus.  You may also contact your broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

13.

       WITHDRAWAL.  Tenders may be withdrawn only pursuant to the withdrawal rights set forth in the Prospectus under the caption “Exchange Offer – Withdrawal of Tenders.”

12

TO BE COMPLETED BY ALL TENDERING HOLDERS

(SEE INSTRUCTION 7)

SUBSTITUTE Form W-9	Part 1 – PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number OR Employer Identification Number __________________________________
Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)

Part 2 –

Certification – Under penalties of perjury, I certify that:

(1)

The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and

(2)

I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding, and

(3)

I am a U.S. person (including a U.S. resident alien).

Part 3 – Awaiting TIN [ ] Please complete the Certificate of Awaiting Taxpayer Identification Number below.

Certificate Instructions – You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return.  However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE                                                            DATE   _______________, 2003

NOTE:

FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.  PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED

THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future.  I understand that if I do not provide a taxpayer identification number to the payor within 60 days, 30% of all reportable payments made to me thereafter will be withheld until I provide a number.

_______________________________________ Signature	, 2003 Date

CERTIFICATE FOR FOREIGN RECORD HOLDERS

     Under penalties of perjury, I certify that I am not a United States citizen or resident (or I am signing for a foreign corporation, partnership, estate or trust).

________________________________________ Signature	_____________________________, 2003 Date

13

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payor.  Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000.  Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000.  The table below will help determine the number to give the Payor.

For this type of account:	Give the SOCIAL SECURITY number of—

1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
b. So-called trust account that is not a legal or valid trust under State law	The actual owner(1)
5. Sole proprietorship or single-owner LLC	The owner(3)

For this type of account:	Give the EMPLOYER IDENTIFICATION number of—

6. Sole proprietorship or single-owner LLC	The owner(3)
7. A valid trust, estate, or pension trust	The legal entity(4)
8. Corporate or LLC electing corporate status on Form 8837	The corporation
9. Association, club, religious, charitable, educational or other tax-exempt organization	The organization
10. Partnership or multi-member LLC	The partnership
11. A broker or registered nominee	The broker or nominee
12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)

List first and circle the name of the person whose number you furnish.  If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)

Circle the minor’s name and furnish the minor’s social security number.

(3)

You must show your individual name, but you may also enter your business name or “doing business as” name.  Use either individual’s social security number or business’s employer identification number (if it has one).

(4)

List first and circle the name of the legal trust, estate or pension trust.  (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note:  If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card (for resident individuals), Form SS-4, Application for Employer Identification Number (for businesses and all other entities), or Form W-7, Application for IRS Individual Taxpayer Identification Number (for alien individuals required to file U.S. tax returns) at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

To complete Substitute Form W-9 if you do not have a taxpayer identification number, write "Applied For" in the space for the taxpayer identification number, sign and date the form, and give it to the requester.  Generally, you will then have 60 days to obtain a taxpayer identification number and furnish it to the requester.  If the requester does not receive your taxpayer identification number within 60 days, backup withholding, if applicable, will begin and will continue until you furnish your taxpayer identification number to the requester.

Payees Exempt from Backup Withholding

Payees generally exempted from backup withholding include the following:

•

A corporation.

•

A financial institution.

•

An organization exempt from tax under section 501(a), or an individual retirement plan.

•

The United States or any agency or instrumentality thereof.

•

A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•

A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•

An international organization or any agency, or instrumentality thereof.

•

A dealer required to register in securities or commodities registered in the U.S. or a possession of the U.S.

•

A real estate investment trust.

•

A common trust fund operated by a bank under section 584 (a).

•

An exempt charitable remainder trust, or a non-exempt trust described in section 4947.

•

An entity registered at all times under the Investment Company Act of 1940.

•

A foreign central bank of issue.

Payments of dividend and patronage dividends not generally subject to backup withholding include the following:

•

Payments to nonresident aliens subject to withholding under section 1441.

•

Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.

•

Payments of patronage dividends where the amount received is not paid in money.

•

Payments made by certain foreign organizations.

•

Payments made to a nominee.

Payments of interest not generally subject to backup withholding include the following:

•

Payments of interest on obligations issued by individuals.  Note:  You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the Payor’s trade or business and you have not provided your correct taxpayer identification number to the Payor.

•

Payments of tax-exempt interest (including exempt-interest dividends under section 852).

•

Payments described in section 6049 (b) (5) to nonresident aliens.

•

Payments on tax-free covenant bonds under section 1451.

•

Payments made by certain foreign organizations.

•

Payments made to a nominee.

Exempt payees described above should file Substitute Form W-9 as follows to avoid possible erroneous backup withholding:

FILE SUBSTITUTE FORM W-9 WITH THE PAYOR BY FURNISHING YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN TO THE PAYOR.

Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding.  For details, see the regulations under sections 6041, 6041A (a), 6045, and 6050A.

Privacy Act Notice.—Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to Payors who must report the payments to the IRS.  The IRS uses the numbers for identification purposes.  Payors must be given the numbers whether or not recipients are required to file tax returns.  Payors must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a Payor.  Certain penalties may also apply.

Penalties

(1)

Penalty for Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your taxpayer identification number to a Payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)

Failure to Report Certain Dividend and Interest Payments.—If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 20% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.

(3)

Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(4)

Criminal Penalty for Falsifying Information—Wilfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.